UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10577

ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

Alliance New York Municipal Income Fund

April 30, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 20, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for Alliance New York Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2008. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AYN”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax and New York State and New York City income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from regular federal, New York State and New York City income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal, New York State and New York City income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the

Fund’s risks, please see “A Word About Risk” on page 4 and “Note G-Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 22.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2008.

The Fund underperformed its benchmark during both the six- and 12-month periods ended April 30, 2008. The Fund’s relative underperformance during the six-month period under review was due primarily to security selection in the insured, general obligation, housing, transportation and water sectors. The Fund’s relative weight in the pre-refunded sector was beneficial to the Fund’s performance. The maturities of the Fund’s holdings relative to the benchmark’s benefited performance. The Fund’s leveraged structure increased income. However, it generally detracted from the Fund’s total return as it also served to increase exposure to long-term bonds and long-term bond prices declined due to the rise in long-term interest rates.

Market Review and Investment Strategy

A significant sign of stress in the municipal market was how inexpensive tax-exempt bonds were relative to taxable bonds on April 30, 2008. This was especially true in relation to Treasuries, but municipals were also

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	1

attractive relative to other types of taxable bonds such as high-grade corporate bonds. On an after-tax basis, municipal bonds provided an extra 1.05% in yield over U.S. Treasuries for clients subject to the top federal income tax rate. This spread declined from its peak a month earlier, but remains significantly above its historical average. The Fund’s Municipal Bond Investment Team (the “Team”) believed this was primarily due to market dislocations, which included: the downgrading of bond insurers, problems in auction rate securities (not enough interested bidders willing to purchase these long-term securities), troubles with variable rate demand notes (long-term bonds whose interest rates change with money market interest rates and are payable on demand) and issues with margin calls (investors being called on to cover their purchase of securities with borrowed funds) on leveraged municipal portfolios. Investors appear to have recognized that solving some of these factors could substantially increase the supply of traditional fixed-coupon municipal bonds available for sale. The Team observed a reduction in investor demand and a consequent reduction in the price of municipals.

The increase in credit spreads over the six- and 12-month periods ended April 30, 2008, is consistent with investors’ heightened sense of risk aversion, and has been compounded by the downgrades of bond insurers. The percentage of municipal bonds issued with bond insurance declined from 50% of total new issuance over the last few years to only 25% in the first quarter of 2008, thereby creating a larger supply of lower-rated bonds. There may be opportunities to add income to the Fund, but the Team is also seeking to identify bonds which may be stable during this difficult economic period.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may

2	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

decline. As of April 30, 2008, the Fund held 31% of total investments in insured bonds (of this amount 8% represents the Fund’s holding in pre-refunded bonds).

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The Fund is well diversified by bond insurer, minimizing the exposure to any single insurer. In addition, the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Since February 2008, auctions of the Fund’s Auction Preferred Shares (the “Preferred Shares”) have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares, so that there was a loss of liquidity for the holders of the

Preferred Shares. When the auctions fail, the Preferred Shares pay interest. on a formula based-maximum rate based on AA-commercial paper and short-term municipal bond rates. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may be reduced. The Fund is exploring other liquidity and leverage options and has recently (subsequent to this reporting period) redeemed a portion of its Preferred Shares using tender option bonds as substitute leverage. (See Note K to the Financial Statements.) The Fund is not required to redeem any Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure.

For additional information about the Preferred Shares, please visit the AllianceBernstein website at www.alliancebernstein.com.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance New York Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AYN.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 35.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in New York Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting New York municipal bond issuers.

Leverage Risks—The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bonds (“TOBs”), either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

(Historical Performance continued on next page)

4	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2008	Returns
	6 Months	12 Months
Alliance New York Municipal Income Fund (NAV)	-0.29%	0.43%

LB Municipal Index	1.47%	2.79%

The Fund’s Market Price per share on April 30, 2008, was $13.67. The Fund’s Net Asset Value Price per share on April 30, 2008, was $14.58. For additional Financial Highlights, please see page 27.

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

APRIL 30, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $70.4

*	All data are as of April 30, 2008. The Fund’s quality rating distribution is expressed as a percentage of the Fund’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

6	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 162.1%
Long-Term Municipal Bonds – 157.4%
New York - 134.3%
Albany IDA Civic Fac Rev (St. Peters Hosp Proj) 5.75%, 11/15/22	$205	$211,673
Dutchess Cnty IDA (Civil Fac Rev) 5.00%, 8/01/19	380	397,130
Erie Cnty IDA (City of Buffalo Proj) FSA Series 03 5.75%, 5/01/23	1,250	1,360,162
Hempstead Hgr Ed (Adelphi Univ Civic Fac) Series 02 5.50%, 6/01/32	1,320	1,346,426
Long Island Pwr Auth Elec Rev FGIC Series 06A 5.00%, 12/01/19	650	678,932
Madison Cnty Hlth Fac (Oneida Hlth Systems) ASSET GTY Series 01 5.35%, 2/01/31	1,500	1,497,915
Metro Transp Auth Dedicated Tax Fund Series 02A 5.125%, 11/15/31	5,500	5,560,720
Nassau Cnty Hlth Fac (Nassau Hlth Sys Rev) (Prerefunded) FSA Series 99 5.75%, 8/01/29	2,400	2,547,120
New York City Series 04G 5.00%, 12/01/23	780	800,163
Series 04I 5.00%, 8/01/21	1,000	1,032,360
Series 05J 5.00%, 3/01/24	3,000	3,067,620
New York City (Prerefunded) 5.50%, 9/15/19	905	1,013,862
5.75%, 3/01/17	940	1,052,969
New York City (Unrefunded) 5.50%, 9/15/19	95	101,810
5.75%, 3/01/17	260	282,490

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City Ed Fac (Magen David Yeshivah Proj) ACA Series 02 5.70%, 6/15/27	$400	$382,060
New York City GO (Prerefunded) Series 01B 5.50%, 12/01/31(a)	5,000	5,468,250
New York City HDC MFHR (Rental Hsg) AMT Series 02A 5.50%, 11/01/34	1,250	1,234,538
New York City IDA (Brooklyn Navy Yard) AMT Series 97 5.75%, 10/01/36	2,000	1,842,900
New York City IDA Spl Fac (Terminal One Group Assoc Proj) Series 05 5.50%, 1/01/24(b)	200	203,230
New York City Muni Wtr Fin Auth Series 02A 5.125%, 6/15/34	5,000	5,083,950
Series 03A 5.00%, 6/15/27	2,000	2,041,460
New York City Spl Fac (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	5,000	5,096,050
New York St Dorm Auth (FHA Insured Maimonides) MBIA Series 04 5.75%, 8/01/29	5,000	5,415,400
New York St Dorm Auth (Jewish Brd Fam & Children) AMBAC Series 03 5.00%, 7/01/23	1,000	1,032,940
New York St Dorm Auth (Mental Hlth Svc) (Prerefunded) MBIA 5.25%, 8/15/31	285	308,290
MBIA Series 01B 5.25%, 8/15/31	3,220	3,483,138
New York St Dorm Auth (NYU Hosp Ctr) 5.25%, 7/01/24	200	189,956

8	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth Hlth Fac (Willow Towers Proj) GNMA Series 02 5.40%, 2/01/34	$2,500	$2,536,775
New York St Dorm Auth Rev MBIA 5.25%, 8/15/31	5	5,409
New York St Dorm Auth Rev (Cabrini of Westchester) GNMA 5.10%, 2/15/26	500	505,705
New York St Dorm Auth Rev (Mental Hlth Svc) MBIA 5.25%, 8/15/31	1,990	2,019,114
New York St Dorm Auth Rev (North Shore-Long Island Jewish Obligated Group) 5.00%, 5/01/22	345	347,232
New York St Dorm Auth Rev (NYU Hosp Ctr) Series 07A 5.00%, 7/01/22	300	281,706
New York St Hsg Fin Agy MFHR (Patchogue Apts) AMT SONYMA Series 02A 5.35%, 2/15/29	2,090	2,056,602
New York St Pwr Auth MBIA 5.00%, 11/15/19	1,320	1,430,233
New York St SFMR (Mtg Rev) AMT Series 01-29 5.45%, 4/01/31	11,000	10,900,010
New York St Tobacco Settlement Fin Corp AMBAC Series 03A-1 5.25%, 6/01/21	4,000	4,136,400
New York St Urban Dev Corp (Empire St) (Prerefunded) Series 02A 5.25%, 3/15/32	5,000	5,431,800
Niagara Cnty Ed Fac (Niagara Univ Proj) ASSET GTY Series 01A 5.40%, 11/01/31	1,435	1,437,253
Onondaga Cnty IDA Arpt Fac (Cargo ACQ) AMT Series 02 6.125%, 1/01/32	1,000	983,350

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seneca Cnty IDA (New York Chiropractic Coll) 5.00%, 10/01/27	$185	$175,308
Triborough Brdg & Tunnel Auth (Prerefunded) Series 01A 5.00%, 1/01/32	4,245	4,556,498
Series 02A 5.125%, 1/01/31	2,500	2,694,225
Triborough Brdg & Tunnel Auth (Unrefunded) Series 01A 5.00%, 1/01/32	755	763,743
Ulster Cnty IDA (Kingston Regional Senior Living Corp.-Woodland Pond at New Patlz Proj.) 6.00%, 9/15/27	300	284,847
Yonkers IDA Hlth Fac (Malotz Pavillion Proj) MBIA Series 99 5.65%, 2/01/39	1,200	1,222,224

		94,501,948

California – 1.4%
California St Series 04 5.00%, 2/01/33	1,000	999,920

Colorado – 0.6%
Northwest Metro Dist No. 3 GO 6.125%, 12/01/25	500	439,625

Florida – 5.1%
Capital Region CDD (South Wood) Series 01A-2 6.85%, 5/01/31	1,155	1,189,361
Hamal CDD (Prerefunded) Series 01 6.65%, 5/01/21	1,085	1,209,645
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,185	1,177,736

		3,576,742

Illinois – 0.7%
Bolingbrook Sales Tax Rev (Bolingbrook) 6.25%, 1/01/24	500	507,620

10	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.4%
Port Auth of Columbiana Cnty Solid Waste Fac Rev (Apex Enviro LLC) AMT Series 04A 7.125%, 8/01/25	$300	$301,065

Pennsylvania – 0.4%
Allegheny Cnty Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17	305	279,160
Puerto Rico – 14.5%
Puerto Rico (Pub Impr) Series 01A 5.50%, 7/01/19	500	522,015
Series 04A 5.25%, 7/01/19	510	519,894
Puerto Rico Elec Pwr Auth XLCA Series 02-2 5.25%, 7/01/31	3,050	3,353,109
Puerto Rico HFC SFMR (Mtg Rev) AMT GNMA Series 01C 5.30%, 12/01/28	1,690	1,661,050
Puerto Rico Hwy & Transp Auth (Prerefunded) Series 02D 5.375%, 7/01/36	3,250	3,513,673
Puerto Rico Pub Bldg Auth 5.50%, 7/01/22	585	599,327

		10,169,068

Total Long-Term Municipal Bonds (cost $106,818,912)		110,775,148

SHORT-TERM MUNICIPAL NOTES – 4.7%
New York – 0.6%
Port Auth NY & NJ Spl Oblig Rev 2.55%, 6/01/20(c)	400	400,000
Alaska – 0.7%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 2.60%, 7/01/37(c)	500	500,000
Colorado – 0.6%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 2.65%, 2/01/25(c)	450	450,000
North Carolina – 2.3%
North Carlina Cap Fac Fin Frn 2.45%, 6/01/26(c)	1,600	1,600,000

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.5%
Philadelphia IDA (Fox Chase Cancer Ctr) Series A 2.62%, 7/01/31(c)	$400	$400,000

Total Short-Term Municipal Notes (cost $3,350,000)		3,350,000

Total Investments – 162.1% (cost $110,168,912)		114,125,148
Other assets less liabilities – 1.8%		1,263,739
Preferred Stock at redemption value – (63.9)%		(45,000,000)

Net Assets Applicable to Common Shareholders – 100.0%(d)		$70,388,887

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$ 1,200	7/30/26	4.090%	BMA	*	$ (69,073)
Merrill Lynch	1,300	8/09/26	4.063%	BMA	*	(75,151)
Merrill Lynch	2,000	11/15/26	4.377%	BMA	*	(194,381)

(a)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)	Variable rate coupon, rate shown as of April 30, 2008.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

As of April 30, 2008, the Portfolio held 31% of total investments in insured bonds (of this amount 8% represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

ASSET GTY – Asset Guaranty Insurance Company AKA Radian

BMA – Bond Market Association

CDD – Community Development District

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FSA – Financial Security Assurance Inc.

12	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

GNMA – Government National Mortgage Association

GO – General Obligation

HDC – Housing Development Corporation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

SFMR – Single Family Mortgage Revenue

SONYMA – State of New York Mortgage Agency

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $110,168,912)	$114,125,148
Interest receivable	1,715,386
Receivable for investment securities sold	5,000

Total assets	115,845,534

Liabilities
Due to custodian	27,381
Unrealized depreciation of interest rate swap contracts	338,605
Advisory fee payable	42,546
Dividends payable—preferred shares	6,753
Accrued expenses	41,362

Total liabilities	456,647

Preferred Stock, at redemption value
$.001 par value per share; 1,800 shares Auction Preferred Stock authorized, issued and outstanding at $25,000 per share liquidation preference	45,000,000

Net Assets Applicable to Common Shareholders	$70,388,887

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,998,200 shares authorized, 4,826,667 shares issued and outstanding	$4,827
Additional paid-in capital	67,841,473
Distributions in excess of net investment income	(199,419)
Accumulated net realized loss on investment transactions	(875,625)
Net unrealized appreciation on investments	3,617,631

Net Assets Applicable to Common Shareholders	$70,388,887

Net Asset Value Applicable to Common Shareholders (based on 4,826,667 common shares outstanding)	$14.58

See notes to financial statements.

14	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2008 (unaudited)

Investment Income
Interest		$2,855,227
Expenses
Advisory fee (see Note B)	$376,265
Auction Preferred Stock-auction agent’s fees	56,784
Audit	43,258
Custodian	37,115
Printing	21,518
Directors’ fees	19,533
Legal	18,464
Registration fees	11,830
Transfer agency	696
Miscellaneous	20,190

Total expenses	605,653
Less: expenses waived and reimbursed by the Adviser (see Note B)	(130,025)

Net expenses		475,628

Net investment income		2,379,599

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		2,603
Futures contracts		(31,075)
Swap contracts		(288,864)
Net change in unrealized appreciation/depreciation of: Investments		(1,328,729)
Swap contracts		(206,219)

Net loss on investment transactions		(1,852,284)

Dividends to Auction Preferred Shareholders from
Net investment income		(865,441)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$(338,126)

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$2,379,599	$4,919,972
Net realized gain (loss) on investment transactions	(317,336)	433,788
Net change in unrealized appreciation/depreciation of investments	(1,534,948)	(2,302,967)
Dividends to Auction Preferred Shareholders from
Net investment income	(865,441)	(1,667,664)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(338,126)	1,383,129
Dividends to Common Shareholders from
Net investment income	(1,708,640)	(3,417,280)

Total decrease	(2,046,766)	(2,034,151)
Net Assets Applicable to Common Shareholders
Beginning of period	72,435,653	74,469,804

End of period (including distributions in excess of net investment income of ($199,419) and ($4,937), respectively)	$70,388,887	$72,435,653

See notes to financial statements.

16	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 (unaudited)

NOTE A

Significant Accounting Policies

Alliance New York Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	17

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, 0.25% of the Fund’s average daily net assets applicable to common and preferred shareholders in year 6,

18	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the six months ended April 30, 2008, which is year 7 of operations, the amount of such fees waived was $130,025. The Fund commenced operations on January 29, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2008, there was no reimbursement paid to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$3,292,412		$2,086,434
U.S. government securities	—0	—	—0	—

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$4,470,688
Gross unrealized depreciation	(514,452)

Net unrealized appreciation	$3,956,236

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	19

Notes to Financial Statements

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D

Common Stock

There are 4,826,667 shares of common stock outstanding at April 30, 2008. During the six months ended April 30, 2008 and the year ended October 31, 2007, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Stock

The Fund has authorized, issued and outstanding 1,800 shares of Auction Preferred Stock (the “Preferred Shares”), consisting of 900 shares each of Series M and Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change generally every 7 days as set by the auction agent for Series M and T. Due to the recent failed auctions, the dividend rate is the “maximum rate” set

20	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on the Series M is 3.59% effective through May 5, 2008. The dividend rate on the Series T is 3.78% effective through May 6, 2008.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances. (See Note K for information regarding recent partial redemptions of Preferred Shares.)

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$150,902	$108,578
Tax-exempt income	3,266,378	3,598,302

Total distributions paid	$3,417,280	$3,706,880

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(558,289	)(a)
Unrealized appreciation/(depreciation)	5,153,682	(b)

Total accumulated earnings/(deficit)	$4,595,393	(c)

(a)

On October 31, 2007, the Fund had a net capital loss carryforward of $558,289 of which $287,514 expires in the year 2011, and $270,775 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund utilized $463,540 of capital loss carryforward for the year ended October 31, 2007.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	21

Notes to Financial Statements

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk — The Fund invests primarily in securities issued by the State of New York and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The Fund is well diversified by bond insurer, minimizing the exposure to any single insurer. In addition, the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

22	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

Financing and Related Transactions; Leverage and Other Risks — The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Auction Preferred Stock. In a tender option bond transaction, the Fund may sell a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note J to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to Common Stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to Common Stockholders.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should

24	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On April 30, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and believes the adoption of FAS 157 will have no material impact on its financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

NOTE J

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may sell a fixed rate bond to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. The Fund did not hold Floating Rate Notes for the six months ended April 30, 2008.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s Portfolio of Investments but is not required to be treated as a secured borrowing and reflected in the Fund’s Financial Statements as a secured borrowing.

Management believes that the Fund’s tender option bond transactions are not borrowings by the Fund because the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140 are distinct from a legal borrowing of the Fund. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

NOTE K

Subsequent Event

The Fund has redeemed $4,200,000 or 9.3% of its outstanding Auction Preferred Shares (the “Preferred Shares”) at a redemption price of $25,000 per share, plus accumulated but unpaid dividends. The partial redemption of the Preferred Shares was made on a pro rata basis. The Fund financed the partial redemption and replaced the Preferred Shares with tender option bonds. The Fund believes that the use of tender option bonds as alternative financing may reduce its costs of leverage.

The Fund redeemed its Preferred Shares on the following redemption dates:

- Series M	June 13, 2008
- Series T	June 9, 2008

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

26	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 15.01	$ 15.43	$ 15.16	$ 15.10	$ 14.40	$ 14.67

Income From Investment Operations
Net investment income(b)(c)	.49	1.02	1.04	1.03	1.04	1.07
Net realized and unrealized gain (loss) on investment transactions	(.39)	(.38)	.28	.13	.71	(.33)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.18)	(.35)	(.29)	(.19)	(.14)	(.16)

Net increase (decrease) in net asset value from operations	(.08)	.29	1.03	.97	1.61	.58

Less: Dividends to common shareholders from
Net investment income	(.35)	(.71)	(.76)	(.91)	(.91)	(.84)
Preferred stock offering costs and sales load	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Net asset value, end of period	$ 14.58	$ 15.01	$ 15.43	$ 15.16	$ 15.10	$ 14.40

Market value, end of period	$ 13.67	$ 13.81	$ 14.76	$ 13.64	$ 13.82	$ 13.23

Discount	(6.24)%	(7.99)%	(4.34)%	(10.03)%	(8.48)%	(8.13)%
Total Return
Total investment return based on:(d)
Market value	1.61%	(1.72)%	14.23%	5.12%	12.14%	3.25%
Net asset value	(.29)%	2.18%	7.44%	6.93%	11.71%	4.41%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$70,389	$72,436	$74,470	$73,179	$72,868	$69,482
Preferred Stock, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000
Ratio to average net assets applicable to common shareholders of:
Expenses, net of fee waivers(e)	1.34	%(f)	1.23%	1.15%	1.26%	1.21%	1.26%
Expenses, before fee waivers(e)	1.71	%(f)	1.65%	1.63%	1.74%	1.70%	1.76%
Net investment income, before preferred stock dividends(c)(e)	6.70	%(f)	6.73%	6.83%	6.77%	7.12%	7.33%
Preferred stock dividends	2.44	%(f)	2.28%	1.92%	1.25%	.92%	1.09%
Net investment income, net of preferred stock dividends(c)	4.26	%(f)	4.45%	4.91%	5.52%	6.19%	6.24%
Portfolio turnover rate	2%	7%	5%	11%	15%	22%
Asset coverage ratio	256%	261%	265%	263%	262%	254%

See footnote summary on page 28.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	27

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b)	Based on average shares outstanding.

(c)	Net of fees waived by the Adviser.

(d)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)	Annualized.

28	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of Alliance New York Municipal Income Fund, Inc. (“the Fund”) was held on March 28, 2008. A description of the proposal and number of shares voted at the meeting are as follows:

	Voted For	Authority Withheld
To elect four Directors for a term of one or three years and until his successor is duly elected and qualifies.

Class Two (term expires 2011)
William H. Foulk, Jr.	4,485,417	108,478
D. James Guzy	4,485,119	108,776
David H. Dievler	4,485,119	108,776

Class Three (term expires 2009)
Gary L. Moody	4,492,552	101,343

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	29

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1),(2) John H. Dobkin(1)	Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert B. Davidson III,(3)
Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Senior Vice President

Michael G. Brooks,(3) Vice President

Fred S. Cohen,(3) Vice President

Terrance T. Hults, (3) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

The Bank of New York

101 Barclay Street—7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance New York Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 28, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards.

The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

30	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Alliance New York Municipal Income Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	31

and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

32	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared to the Lehman Brothers Municipal Bond Index (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (January 2002 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group in the 1- and 3-year periods and 4th quintile of the Performance Group in the 5-year period, and that the Fund outperformed the Index in all periods reviewed. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Adviser advises several open-end funds that invest in New York municipal securities at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that the Adviser charges institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income municipal). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	33

Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio and reflected fee waivers and/or expense reimbursements as disclosed in the prospectus for the Fund’s initial public offering. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual advisory fee rate of 56.5 basis points was lower than the Expense Group and Expense Universe medians. The directors noted that Lipper calculates the fee rate based on the Fund’s net assets attributable to common stockholders, whereas the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock). The directors also noted that the Fund’s fee rate reflects a fee waiver arrangement that provides for the waiver amount to be gradually reduced over five years commencing after the fifth full year of operations of the Fund, and that the Fund commenced operations in January 2002. The directors further noted that the Fund’s total expense ratio was higher than the Expense Group and Expense Universe medians, and that this was in part due to the Fund’s size (less than $120 million at September 30, 2007). The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser.

34	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation “AllianceNY.” The Fund’s NYSE trading symbol is “AYN.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	35

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

36	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ANYMIF-0152-0408

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President
Date: June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President
Date: June 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer
Date: June 30, 2008